UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: February 29, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

FEBRUARY 29, 2016

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 37.6%
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.0%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	500,000	$513,750

Automobiles - 0.3%
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,280,000	1,175,101
General Motors Co., Senior Notes	3.500%	10/2/18	1,180,000	1,182,360
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	269,296
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	502,744
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	120,000	113,198
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	800,000	777,393

Total Automobiles				4,020,092

Hotels, Restaurants & Leisure - 0.7%
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	630,000	537,075
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,030,000	1,068,625
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,095,000	(a)
McDonald’s Corp., Senior Notes	4.700%	12/9/35	1,070,000	1,107,326
McDonald’s Corp., Senior Notes	4.875%	12/9/45	1,410,000	1,488,221
MGM Resorts International, Senior Notes	6.750%	10/1/20	1,140,000	1,219,800
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	590,000	573,775	(a)

Total Hotels, Restaurants & Leisure				8,089,822

Household Durables - 0.2%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	40,240
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	306,750
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	459,800
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	1,530,000	1,399,950

Total Household Durables				2,206,740

Media - 1.4%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	589,640
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	55,803
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	130,000	132,763	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	290,000	302,899	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	1,810,000	1,908,498	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	900,000	945,062
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,640,000	1,776,514
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,000,000	957,500
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,460,000	2,387,971	(a)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,544,400	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	650,000	685,810
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,520,000	1,549,739
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	461,290
UBM PLC, Notes	5.750%	11/3/20	920,000	996,213	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,370,000	1,160,017

Total Media				15,454,119

Specialty Retail - 0.1%
L Brands Inc., Senior Notes	8.500%	6/15/19	570,000	667,613

TOTAL CONSUMER DISCRETIONARY				30,952,136

CONSUMER STAPLES - 4.2%
Beverages - 2.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	5,300,000	5,470,761
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	4,130,000	4,329,677
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	7,650,000	8,197,694
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,860,000	2,090,175	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,220,000	2,354,641	(a)

Total Beverages				22,442,948

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food & Staples Retailing - 1.0%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	$3,442,102	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	817,881	(b)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	597,492
CVS Health Corp., Senior Notes	4.000%	12/5/23	620,000	669,359
CVS Health Corp., Senior Notes	4.875%	7/20/35	700,000	751,967
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	610,783
CVS Health Corp., Senior Notes	5.125%	7/20/45	1,740,000	1,952,125
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	20,661	22,390	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	32,632	36,126
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	67,971	76,026
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,460,000	1,553,075	(a)
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	362,906
Kroger Co., Senior Notes	5.150%	8/1/43	560,000	617,246

Total Food & Staples Retailing				11,509,478

Food Products - 0.5%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,190,000	1,302,029	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	830,000	918,404
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,780,000	1,916,321	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	820,000	855,259

Total Food Products				4,992,013

Tobacco - 0.7%
Altria Group Inc., Senior Notes	10.200%	2/6/39	1,110,000	1,868,036
Altria Group Inc., Senior Notes	5.375%	1/31/44	2,140,000	2,416,342
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	600,000	623,867
Reynolds American Inc., Senior Notes	8.125%	6/23/19	810,000	954,638
Reynolds American Inc., Senior Notes	5.850%	8/15/45	2,030,000	2,382,363

Total Tobacco				8,245,246

TOTAL CONSUMER STAPLES				47,189,685

ENERGY - 5.8%
Energy Equipment & Services - 0.6%
Halliburton Co., Senior Bonds	3.800%	11/15/25	1,490,000	1,411,036
Halliburton Co., Senior Notes	4.850%	11/15/35	1,910,000	1,669,145
Halliburton Co., Senior Notes	5.000%	11/15/45	2,190,000	1,946,713
Pride International Inc., Senior Notes	6.875%	8/15/20	860,000	503,100
Transocean Inc., Senior Notes	5.800%	12/15/16	820,000	811,800
Transocean Inc., Senior Notes	3.000%	10/15/17	430,000	387,000

Total Energy Equipment & Services				6,728,794

Oil, Gas & Consumable Fuels - 5.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	473,318
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	351,366
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	2,942,000	2,956,545
Antero Resources Corp., Senior Notes	5.375%	11/1/21	150,000	129,750
California Resources Corp., Senior Notes	5.500%	9/15/21	80,000	10,800
California Resources Corp., Senior Notes	6.000%	11/15/24	1,410,000	183,300
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	45,750
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,260,000	283,500
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	68,800
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	2,690,000	2,622,279
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	2,600,000	942,500	(a)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	860,000	748,177
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	27,290
Devon Energy Corp., Senior Notes	5.000%	6/15/45	950,000	624,566
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,140,000	2,785,808
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	571,950
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	1,370,000	1,373,569

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	44,000	$32,450
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	380,000	273,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	30,000	28,433
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,167,882
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	148,292	(a)
Kinder Morgan Inc., Senior Subordinated Notes	7.000%	6/15/17	490,000	504,885
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,450,388	(b)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,443,355	(a)
LUKOIL International Finance BV, Senior Notes	6.656%	6/7/22	350,000	363,405	(b)
MPLX LP, Senior Notes	5.500%	2/15/23	1,000,000	892,501	(a)
MPLX LP, Senior Notes	4.875%	6/1/25	550,000	448,660	(a)
Noble Energy Inc., Senior Notes	4.150%	12/15/21	800,000	696,925
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	130,000	79,300
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	700,000	409,500
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	610,000	591,090
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	800,000	634,000
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	5,090,000	3,468,835
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	1,584,794
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,360,000	844,900
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	280,000	289,940	(a)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	7,000,000	5,378,100
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	4,220,000	3,867,968	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	273,600
QEP Resources Inc., Senior Notes	5.250%	5/1/23	785,000	549,500
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	192,050
Range Resources Corp., Senior Notes	4.875%	5/15/25	620,000	536,300	(a)
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	194,350
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	102,025
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	1,722,358
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,442,435	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	5,000	*(c)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	510,000	181,050
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,360,000	2,342,949	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	729,600	(a)
Shell International Finance BV, Senior Notes	4.375%	5/11/45	3,140,000	2,912,064
SM Energy Co., Senior Notes	6.125%	11/15/22	550,000	239,250
SM Energy Co., Senior Notes	6.500%	1/1/23	220,000	87,450
SM Energy Co., Senior Notes	5.000%	1/15/24	390,000	155,025
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,600,000	1,702,869	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	2,884,525	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	200,000	99,000
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	120,000	56,100
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,160,000	530,700
WPX Energy Inc., Senior Notes	8.250%	8/1/23	2,520,000	1,562,400

Total Oil, Gas & Consumable Fuels				59,299,071

TOTAL ENERGY				66,027,865

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 11.0%
Banks - 8.6%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	3/16/16	370,000	$259,000	(d)(e)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	3,050,000	2,958,500	(d)(e)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	2,140,000	2,070,450	(d)(e)
Bank of America Corp., Senior Notes	3.875%	8/1/25	600,000	615,656
Bank of America Corp., Senior Notes	5.000%	1/21/44	3,440,000	3,654,013
Bank of America Corp., Senior Notes	4.875%	4/1/44	3,880,000	4,042,176
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	1,720,000	1,670,880
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,904,727
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,120,000	1,444,515	(a)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	950,000	888,250	(a)(d)(e)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	1,810,000	1,753,206	(a)
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,252,798	(a)(d)(e)
BPCE SA, Subordinated Notes	5.150%	7/21/24	2,680,000	2,634,239	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	367,020
CIT Group Inc., Senior Notes	5.250%	3/15/18	1,550,000	1,594,562
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,003,750
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	981,750	(d)(e)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	3,650,000	3,431,000	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	614,250	(d)(e)
Citigroup Inc., Senior Notes	4.650%	7/30/45	2,130,000	2,136,548
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,799,487
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,610,000	2,567,773
Compass Bank, Subordinated Notes	3.875%	4/10/25	560,000	514,818
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	2,150,000	2,192,768
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	300,000	301,572
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	1,490,000	1,521,275
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,700,000	1,840,250	(a)(d)(e)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,650,000	1,534,774	(a)(d)(e)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	1,030,000	980,634	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,561,450	(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	2,570,000	2,357,171	(d)(e)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,700,000	1,646,940
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	344,348
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,392,876	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,230,000	2,967,824	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,599,397	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	850,000	838,888
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	1,550,000	1,577,216
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,190,000	4,226,344
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,218,513
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,390,000	1,392,641	(e)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	971,555	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,717,097
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	8,320,000	7,979,487
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	900,000	848,754	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,860,000	1,606,800	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	850,000	846,391	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	3/31/16	150,000	144,417	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	830,000	832,075	(d)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	540,000	571,752	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	4,768,000	5,067,068
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	846,873
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	3,740,000	3,881,043
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	497,592
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,090,000	1,066,098
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	950,000	963,015

Total Banks				97,494,266

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Capital Markets - 0.9%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,110,000	$1,922,318
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	3/31/16	1,650,000	1,171,500	(d)(e)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	740,000	752,760
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	681,656
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,910,000	2,287,540
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,610,000	1,601,791
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	1,935,384
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	3/31/16	100,000	0	*(c)(e)(f)(g)(h)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	*(c)(f)(g)(h)
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	352,540

Total Capital Markets				10,705,489

Consumer Finance - 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,140,000	1,255,425
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,020,000	2,247,478
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,288,000	1,271,900
Navient Corp., Senior Notes	5.500%	1/15/19	640,000	633,600

Total Consumer Finance				5,408,403

Diversified Financial Services - 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,850,000	1,852,312
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	1,440,000	1,440,893
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,158,625
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	120,000	122,700	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	499,000	(a)(d)

Total Diversified Financial Services				5,073,530

Insurance - 0.2%
ACE INA Holdings Inc., Senior Notes	3.350%	5/3/26	520,000	532,832
ACE INA Holdings Inc., Senior Notes	4.350%	11/3/45	920,000	964,704
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	870,000	850,825
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	220,000	276,504	(a)

Total Insurance				2,624,865

Real Estate Management & Development - 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,580,000	2,617,900	(b)

Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	766,020

TOTAL FINANCIALS				124,690,473

HEALTH CARE - 2.9%
Biotechnology - 0.5%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	620,000	617,326
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	320,000	319,756
Baxalta Inc., Senior Notes	5.250%	6/23/45	720,000	689,145	(a)
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	502,961
Celgene Corp., Senior Notes	5.000%	8/15/45	1,940,000	1,985,382
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	738,079
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	1,170,000	1,224,801

Total Biotechnology				6,077,450

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Health Care Equipment & Supplies - 0.6%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	1,970,000	$2,038,950
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	2,750,000	2,303,125	(a)
Medtronic Inc., Senior Notes	3.500%	3/15/25	1,880,000	1,973,938

Total Health Care Equipment & Supplies				6,316,013

Health Care Providers & Services - 1.2%
Anthem Inc., Senior Notes	3.125%	5/15/22	500,000	492,174
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,690,000	1,318,200
Centene Escrow Corp., Senior Notes	5.625%	2/15/21	370,000	386,650	(a)
Centene Escrow Corp., Senior Notes	6.125%	2/15/24	220,000	233,475	(a)
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	600,000	598,500
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	438,600	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	200,000	203,750
HCA Inc., Senior Notes	7.500%	2/15/22	1,710,000	1,931,958
Humana Inc., Senior Notes	3.150%	12/1/22	1,160,000	1,152,487
Humana Inc., Senior Notes	8.150%	6/15/38	480,000	644,253
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	171,635
Kindred Healthcare Inc., Senior Notes	8.750%	1/15/23	590,000	529,525
Tenet Healthcare Corp., Senior Notes	5.000%	3/1/19	1,050,000	1,002,750
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	70,000	68,818
UnitedHealth Group Inc., Senior Notes	4.625%	7/15/35	1,200,000	1,288,187
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	650,000	710,770
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	2,320,000	2,012,600

Total Health Care Providers & Services				13,184,332

Pharmaceuticals - 0.6%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	2,010,000	2,022,080
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	686,000
Merck & Co. Inc., Senior Notes	3.700%	2/10/45	1,970,000	1,879,912
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	556,725
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,600,000	1,448,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	710,000	669,175	(a)

Total Pharmaceuticals				7,261,892

TOTAL HEALTH CARE				32,839,687

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.2%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	560,000	439,600	(a)
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	470,000	495,021
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	1,290,000	1,387,051

Total Aerospace & Defense				2,321,672

Airlines - 0.3%
Air 2 US, Notes	8.027%	10/1/19	198,376	207,303	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	28,231	29,361
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,786,889	2,016,951
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	25,114	26,055
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	554,442	633,450
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	121,052	123,945

Total Airlines				3,037,065

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Services & Supplies - 0.3%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	$319,302
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,410,000	1,498,999
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	310,000	302,188
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	497,796
West Corp., Senior Notes	5.375%	7/15/22	1,330,000	1,190,350	(a)

Total Commercial Services & Supplies				3,808,635

Electrical Equipment - 0.2%
Eaton Corp., Senior Notes	4.150%	11/2/42	2,170,000	2,068,155

Industrial Conglomerates - 0.3%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	710,500	(a)
General Electric Co., Senior Notes	5.875%	1/14/38	1,320,000	1,660,094
General Electric Co., Senior Notes	6.875%	1/10/39	670,000	938,870

Total Industrial Conglomerates				3,309,464

Machinery - 0.2%
Case New Holland Industrial Inc., Senior Notes	7.875%	12/1/17	650,000	692,575
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,290,000	1,277,100	(a)

Total Machinery				1,969,675

Road & Rail - 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,181,475	(a)

TOTAL INDUSTRIALS				17,696,141

INFORMATION TECHNOLOGY - 1.5%
Internet Software & Services - 0.1%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	631,500

IT Services - 0.8%
First Data Corp., Senior Notes	7.000%	12/1/23	1,020,000	1,020,000	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	930,000	944,536	(a)
Visa Inc., Senior Notes	4.150%	12/14/35	1,770,000	1,878,705
Visa Inc., Senior Notes	4.300%	12/14/45	4,130,000	4,435,215
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	726,250	(a)

Total IT Services				9,004,706

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp., Senior Notes	3.700%	7/29/25	70,000	75,595
Intel Corp., Senior Notes	4.900%	7/29/45	810,000	878,622
Micron Technology Inc., Senior Notes	5.250%	8/1/23	120,000	102,600	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	490,000	411,600
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	3,290,000	3,031,916

Total Semiconductors & Semiconductor Equipment				4,500,333

Software - 0.2%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	336,400	(a)
Microsoft Corp., Senior Notes	4.750%	11/3/55	2,230,000	2,349,329

Total Software				2,685,729

TOTAL INFORMATION TECHNOLOGY				16,822,268

MATERIALS - 3.0%
Chemicals - 0.5%
Axiall Corp., Senior Notes	4.875%	5/15/23	830,000	805,100
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	170,000	168,164
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	930,000	616,125
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,333,804
OCP SA, Senior Notes	5.625%	4/25/24	2,760,000	2,808,300	(a)

Total Chemicals				5,731,493

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Construction Materials - 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	4,250,000	$4,462,500	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	393,750	(a)

Total Construction Materials				4,856,250

Containers & Packaging - 0.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	680,000	702,100	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,000,000	1,031,250	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.512%	12/15/19	1,790,000	1,740,775	(a)(d)
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	430,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	830,000	833,154
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	678,150
WestRock RKT Co., Senior Notes	3.500%	3/1/20	70,000	70,970
WestRock RKT Co., Senior Notes	4.000%	3/1/23	40,000	41,105

Total Containers & Packaging				5,527,504

Metals & Mining - 1.6%
Alcoa Inc., Senior Notes	5.870%	2/23/22	1,170,000	1,120,275
ArcelorMittal, Senior Bonds	6.125%	6/1/25	160,000	129,600
ArcelorMittal, Senior Notes	5.500%	2/25/17	20,000	20,150
ArcelorMittal, Senior Notes	6.500%	3/1/21	270,000	243,000
ArcelorMittal, Senior Notes	8.000%	10/15/39	830,000	652,795
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	465,000	434,101
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	496,687
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,330,000	1,283,450	(a)(d)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	960,000	902,400	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	511,450	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	2,470,000	2,056,275	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	790,000	809,750	(a)(i)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	860,000	895,475	(a)(i)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,539,625
Southern Copper Corp., Senior Notes	5.250%	11/8/42	4,400,000	3,287,821
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,100,000	847,000
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	3,760,000	2,569,960

Total Metals & Mining				17,799,814

TOTAL MATERIALS				33,915,061

TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.1%
AT&T Inc., Senior Notes	4.500%	5/15/35	2,330,000	2,138,772
AT&T Inc., Senior Notes	4.750%	5/15/46	5,740,000	5,239,547
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,170,000	2,296,878	(a)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,310,000	2,292,005	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,710,000	2,448,251
CenturyLink Inc., Senior Notes	5.625%	4/1/20	1,890,000	1,913,625
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000	2,082,600	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	2,040,000	1,417,800
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,510,000	1,464,700	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	84,578
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	246,363
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	1,934,687	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,170,000	1,238,737	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	2,720,000	3,079,312
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	763,230
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	4,785,000	5,834,212
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	618,539

Total Diversified Telecommunication Services				35,093,836

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Wireless Telecommunication Services - 0.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	400,000	$394,000	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,310,000	1,969,275
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,283,820	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,810,000	4,937,225	(a)

Total Wireless Telecommunication Services				9,584,320

TOTAL TELECOMMUNICATION SERVICES				44,678,156

UTILITIES - 0.9%
Electric Utilities - 0.5%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,030,000	1,279,779
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,210,000	1,484,709
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	300,000	362,310
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	2,300,000	2,426,500	(b)

Total Electric Utilities				5,553,298

Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	264,550	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	915,837	892,941
Mirant Mid Atlantic LLC, Pass-Through Certificates, Senior Secured Notes	9.125%	6/30/17	4,024,032	3,842,951

Total Independent Power and Renewable Electricity Producers				5,000,442

TOTAL UTILITIES				10,553,740

TOTAL CORPORATE BONDS & NOTES (Cost - $446,930,255)				425,365,212

ASSET-BACKED SECURITIES - 8.2%
AASET, 2014-1 B	7.375%	12/15/29	1,820,513	1,802,308	(d)(h)
Access Group Inc., 2004-A B1	1.699%	7/1/39	7,400,000	5,897,837	(d)
Access Group Inc., 2005-B B2	1.119%	7/25/35	3,159,541	2,856,236	(d)
Access Group Inc., 2007-1 C	1.019%	10/25/35	1,449,463	1,240,862	(d)
ACE Securities Corp., 2006-GP1 A	0.696%	2/25/31	114,292	111,274	(d)
ALM Loan Funding, 2014-14A C	4.071%	7/28/26	610,000	525,155	(a)(d)
American Money Management Corp., 2015-16A E	6.224%	4/14/27	3,050,000	2,119,915	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.471%	7/25/32	235,669	221,579	(d)
Apidos CLO, 2015-21A D	6.170%	7/18/27	750,000	515,741	(a)(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.381%	4/25/35	1,250,000	1,167,531	(d)
Associates Manufactured Housing Pass-Through Certificates, 1997-CLB2	8.900%	6/15/28	1,126,896	1,070,551	(g)
Avery Point CLO Ltd., 2015-6A E1	6.121%	8/5/27	1,750,000	1,183,915	(a)(d)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	3,945,618	(a)
Bowman Park CLO Ltd., 2014-1A D1	4.318%	11/23/25	1,310,000	1,133,753	(a)(d)
Cent CLO LP, 2015-23A D	6.020%	4/17/26	1,250,000	905,796	(a)(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	141,816	142,479
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	2.086%	7/25/37	3,063,000	2,662,375	(d)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	2,490,000	2,415,300	(a)(g)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	4,039,929	4,017,366	(a)
Dryden Senior Loan Fund, 2015-40A E	6.568%	8/15/28	2,590,000	1,816,616	(a)(d)
Earnest Student Loan Investment Trust	4.050%	5/25/39	1,685,132	1,664,910	(a)(h)
Earnest Student Loan Investment Trust	3.850%	11/25/39	385,673	397,243	(a)(h)
Encore Credit Receivables Trust, 2005-4 M5	1.086%	1/25/36	3,160,000	1,824,156	(d)

First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	789,022
Fremont Home Loan Trust, 2006-B 2A2	0.527%	8/25/36	430,346	156,421	(d)
Galaxy CLO Ltd., 2015-20A E	6.124%	7/20/27	1,750,000	1,224,283	(a)(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.607%	12/25/36	680,175	589,656	(d)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.824%	7/20/27	3,250,000	2,251,200	(a)(d)
Greenpoint Manufactured Housing, 1999-2 A2	3.029%	3/18/29	325,000	280,449	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.565%	6/19/29	150,000	130,500	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
ASSET-BACKED SECURITIES - (continued)
Greenpoint Manufactured Housing, 1999-4 A2	3.925%	2/20/30	175,000		$152,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.924%	2/20/32	275,000		249,523	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	1.422%	3/13/32	350,000		313,512	(d)
GSAMP Trust, 2006-SEA1 A	0.736%	5/25/36	36,684		36,391	(a)(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.736%	9/25/36	100,787		95,568	(a)(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	1.116%	2/25/36	113,725		112,363	(d)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	2,000,000		1,410,232	(a)(d)
Lehman XS Trust, 2006-16N A4B	0.676%	11/25/46	94,919		23,983	(d)
Lehman XS Trust, 2006-GP3 2A2	0.656%	6/25/46	19,288		5,130	(d)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,358,000	EUR	1,462,528	(a)(g)
Magnus-Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,352,000	EUR	2,533,038	(a)(g)
MASTR Specialized Loan Trust, 2006-3 A	0.696%	6/25/46	226,426		195,283	(a)(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.706%	3/26/29	2,210,000		1,922,700	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.286%	3/25/38	5,618,908		3,139,959	(d)
Neuberger Berman CLO Ltd., 2015-19A D	5.872%	7/15/27	3,250,000		2,184,663	(a)(d)
Option One Mortgage Loan Trust, 2005-1 A4	1.236%	2/25/35	250,819		249,397	(d)
Parklane Trust, 2015-B	—	10/25/25	2,000,000		2,000,000	(g)(h)(m)
Pinnacle Park CLO Ltd., 2014-1A D	4.122%	4/15/26	350,000		300,316	(a)(d)
RAAC Series, 2005-SP2 2A	0.736%	6/25/44	1,735,660		1,455,185	(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.676%	8/25/36	4,362,498		2,324,779	(d)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	1,847,578		1,698,905	(a)(d)
Security National Mortgage Loan Trust, 2007-1A 2A	0.786%	4/25/37	235,043		197,418	(a)(d)
SLM Student Loan Trust, 2008-4 A4	2.269%	7/25/22	2,430,000		2,419,664	(d)
SLM Student Loan Trust, 2008-5 A4	2.319%	7/25/23	2,530,000		2,537,517	(d)
SLM Student Loan Trust, 2008-8 A4	2.119%	4/25/23	2,725,000		2,694,836	(d)
SLM Student Loan Trust, 2010-1 A	0.836%	3/25/25	2,796,711		2,685,831	(d)
SMB Private Education Loan Trust, 2015-A C	4.500%	10/15/48	5,000,000		4,706,877	(a)
SoFi Consumer Loan Program	3.280%	9/15/23	6,167,219		6,136,383	(a)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,840,721		3,823,826

TOTAL ASSET-BACKED SECURITIES (Cost - $100,468,052)					92,128,104

COLLATERALIZED MORTGAGE OBLIGATIONS - 19.0%
Banc of America Funding Corp., 2015-R2 10A1	0.612%	6/29/37	2,540,792		2,440,058	(a)(d)
Banc of America Funding Corp., 2015-R2 4A1	0.592%	9/29/36	3,085,128		2,887,245	(a)(d)
Banc of America Funding Corp., 2015-R2 4A2	0.673%	9/29/36	7,243,015		3,369,400	(a)(d)
Banc of America Funding Corp., 2015-R2 9A2	0.656%	3/27/36	6,353,606		3,182,390	(a)(d)
Banc of America Funding Corp., 2015-R4 6A1	0.579%	8/27/36	4,579,095		4,352,298	(a)(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.623%	7/25/33	9,080		8,612	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.788%	2/25/34	16,508		15,802	(d)
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.907%	12/15/19	8,300,000		7,792,040	(a)(d)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	6,700,000		5,041,750	(a)(d)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.486%	12/25/33	326,325		326,246	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	1.116%	9/25/34	34,583		33,958	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.276%	11/25/34	36,863		35,645	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.596%	12/25/46	607,631		469,033	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.596%	1/25/37	3,347,316		2,484,700	(d)
BLCP Hotel Trust, 2014-CLMZ M	6.159%	8/15/29	3,059,050		2,889,300	(a)(d)
Carefree Portfolio Trust, 2014-CMZB MZB	8.153%	11/15/29	6,000,000		5,862,817	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000		165,451
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	6,441,652		4,999,505	(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000		$347,844
Citigroup Commercial Mortgage Trust, 2008-C7 AJ	6.144%	12/10/49	3,230,000		2,593,215	(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.696%	11/25/35	273,010		194,362	(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 2A1	1.096%	11/25/46	2,669,971		2,562,765	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2015-2 5A1	0.672%	3/25/47	2,897,755		2,675,267	(a)(d)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.164%	5/25/37	23,146,737		4,541,142	(d)
Commercial Mortgage Trust, 2013-CR09 E	4.254%	7/10/45	1,392,000		965,006	(a)(d)
Commercial Mortgage Trust, 2013-CR12 E	5.084%	10/10/46	630,000		513,633	(a)(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,257,688		2,092,517
Countrywide Alternative Loan Trust, 2005-51 2A1	0.732%	11/20/35	223,849		176,762	(d)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.664%	11/25/35	11,860,754		1,694,790	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.696%	1/25/46	201,528		163,627	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	4.864%	4/25/36	13,630,567		2,869,112	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.936%	4/25/36	3,438,139		2,092,310	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.064%	4/25/36	8,023,911		1,371,253	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.164%	7/25/36	4,763,919		1,079,396	(d)
Countrywide Alternative Loan Trust, 2006-J1 1A7	1.136%	2/25/36	3,432,927		2,538,142	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.208%	6/19/31	22,436		21,210	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-60 1A1	2.862%	2/25/34	172,873		168,916	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	10,195,000		8,922,143
Credit Suisse European Mortgage Capital Ltd., 2014-1MGN B	3.750%	7/20/22	2,162,254	EUR	2,302,813	(a)(d)
Credit Suisse Mortgage Trust, 2006-C3 AJ	5.671%	6/15/38	2,455,713		2,395,691	(d)
Credit Suisse Mortgage Trust, 2006-C4 AJ	5.538%	9/15/39	7,865,000		7,600,998	(d)
Credit Suisse Mortgage Trust, 2007-C5 AM	5.869%	9/15/40	7,165,000		6,565,500	(d)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.622%	6/27/46	3,466,502		3,270,610	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000		872,882	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	4,280,000		3,183,759	(a)
Credit Suisse Mortgage Trust, 2015-2R 3A1	0.431%	4/27/36	2,712,305		2,479,356	(a)(d)
Credit Suisse Mortgage Trust, 2015-2R 7A1	2.927%	8/27/36	2,480,070		2,481,705	(a)(d)
Credit Suisse Mortgage Trust, 2015-3R 1A1	0.625%	7/29/37	1,806,682		1,688,155	(a)(d)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	3,900,000		3,775,980	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.886%	6/25/34	78,281		70,970	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.073%	7/15/37	1,723,961		333,809	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K015 X1, IO	1.628%	7/25/21	1,595,504		114,004	(d)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.144%	9/25/40	1,147,315		237,914	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	153,874		179,498
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	1,878,181		218,321
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.429%	2/25/36	277,970		219,161	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,143,705		147,477	(a)
GE Business Loan Trust, 2006-1A C	0.851%	5/15/34	753,225		649,120	(a)(d)
GE Business Loan Trust, 2006-2A C	0.811%	11/15/34	715,480		619,116	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	$814,632	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.838%	9/16/46	18,129,843	688,764	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.366%	2/16/53	4,657,953	171,059	(d)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,155,567	2,090,257
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.070%	9/16/44	5,971,485	380,470	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.024%	6/16/55	979,960	61,204	(d)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.192%	2/16/48	2,794,305	178,607	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.952%	9/16/55	5,401,944	345,124	(d)
Government National Mortgage Association (GNMA), 2014-134 IA, IO	0.694%	1/16/55	73,428,792	2,914,815	(d)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.894%	11/16/55	8,397,281	579,449	(d)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.677%	4/25/36	603,562	1,533,731	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.666%	4/25/36	203,390	172,600	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.646%	4/25/36	2,277,075	1,671,982	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	425,000	395,849
GS Mortgage Securities Trust, 2013-GC14 F	4.769%	8/10/46	890,000	696,959	(a)(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.786%	1/25/36	1,737,737	1,487,495	(a)(d)
GSMSC Resecuritization Trust, 2015-2R A	1.267%	6/26/36	5,876,975	5,718,201	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A	0.610%	11/19/46	270,035	198,863	(d)
IMPAC CMB Trust, 2004-5 1A1	1.156%	10/25/34	272,381	253,156	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	3.028%	6/25/36	4,194,247	2,862,701	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	70,921	70,207
JPMBB Commercial Mortgage Securities Trust, 2015-C27 F	3.000%	2/15/48	2,700,000	1,186,599	(a)(d)
JPMBB Commercial Mortgage Securities Trust, 2015-C27 G	3.000%	2/15/48	2,049,500	882,992	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.930%	4/17/45	2,090,000	1,820,069	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,810,000	1,639,915	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB19 AJ	5.702%	2/12/49	6,310,000	5,589,462	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.010%	2/15/51	1,163,000	1,119,306	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.656%	10/15/19	1,700,000	1,592,132	(a)(d)
JPMorgan Reremic, 2014-6 3A1	0.637%	7/27/46	4,327,294	4,002,169	(a)(d)
JPMorgan Reremic, 2015-1 1A3	0.587%	12/27/36	15,840,000	8,653,417	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.144%	12/25/36	13,437,829	4,346,858	(d)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.194%	2/25/37	4,567,949	1,797,080	(d)
MASTR ARM Trust, 2003-3 3A4	2.314%	9/25/33	960,493	905,711	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.704%	5/25/34	156,996	154,763	(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	460,000	450,585	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,257,000	2,866,160	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJFL	5.450%	8/12/48	4,200,000	3,696,000	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.185%	9/12/49	840,000	$717,745	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000	939,472
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.875%	8/25/34	40,071	39,138	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.898%	3/25/36	278,591	221,751	(d)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.381%	8/25/36	242,055	181,992	(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.656%	2/25/46	3,167,970	1,285,590	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.646%	4/25/46	5,685,409	2,573,883	(d)
Residential Accredit Loans Inc., 2006-QO3 A2	0.696%	4/25/46	899,199	412,856	(d)
Residential Accredit Loans Inc., 2007-QO1 A1	0.586%	2/25/47	1,530,746	1,172,624	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.114%	2/25/36	13,997,470	3,054,122	(d)
Sequoia Mortgage Trust, 2007-4 4A1	2.832%	7/20/47	670,097	486,247	(d)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.577%	7/25/23	1,070,000	1,181,020	(d)
Structured Agency Credit Risk Debt Notes, 2015-HQ1 B	11.186%	3/25/25	4,335,041	4,359,930	(d)
Structured ARM Loan Trust, 2004-04 3A2	2.628%	4/25/34	401,174	396,195	(d)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	1.170%	12/19/33	50,405	48,034	(d)
Structured Asset Securities Corp., 2002-08A 7A1	2.019%	5/25/32	12,320	11,990	(d)
Structured Asset Securities Corp., 2002-11A 1A1	1.991%	6/25/32	2,406	2,181	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.852%	8/25/32	128,557	125,630	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.973%	9/25/32	4,654	4,629	(d)
Structured Asset Securities Corp., 2004-NP1 A	1.236%	9/25/33	78,157	76,735	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.336%	3/25/44	15,564	13,978	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.888%	5/10/63	2,080,000	1,480,045	(a)(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	4.888%	5/10/63	3,650,000	1,527,488	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.651%	1/15/45	1,630,000	1,626,057	(a)(d)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	3,375,903	3,298,916	(a)(d)
Wells Fargo Commercial Mortgage Trust, 2013-LC12 E	3.500%	7/15/46	750,000	481,904	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	1,730,000	964,964	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.751%	5/25/35	116,555	115,569	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $218,287,166)				214,136,529

MORTGAGE-BACKED SECURITIES - 2.0%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	663,686	721,983

FNMA - 1.9%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	934,828	1,034,598
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	952,022	1,067,724
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	16,443,064	17,413,059
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	1,591,429	1,726,556

Total FNMA				21,241,937

GNMA - 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	240,328	261,916

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $21,522,447)				22,225,836

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MUNICIPAL BONDS - 0.1%
Texas - 0.1%
North Texas State Higher Education Authority Revenue, Taxable - LIBOR Floating (Cost - $1,391,826)	1.712%	4/1/40	1,423,663		$1,416,773	(d)

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.9%
Brazil - 0.1%
Federative Republic of Brazil, Notes	6.000%	8/15/50	7,117,789	BRL	1,491,370

Germany - 0.6%
Bundesrepublik Deutscheland, Inflation Linked Bond	0.100%	4/15/26	5,621,627	EUR	6,550,080	(b)

Japan - 3.2%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,119,430,000	JPY	10,215,897
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	1,698,300,000	JPY	15,626,679
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/25	1,001,000,000	JPY	9,197,251
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/23	103,300,000	JPY	942,714

Total Japan					35,982,541

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $45,380,697)					44,023,991

SENIOR LOANS - 2.7%
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.0%
Schaeffler AG, USD Term Loan B	4.250%	5/15/20	206,462		206,161	(j)(k)

Distributors - 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	936,093		922,988	(j)(k)

Hotels, Restaurants & Leisure - 0.4%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	1,173,928		1,167,569	(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,050,846		1,042,637	(j)(k)
MGM Resorts International, Term Loan B	3.500%	12/20/19	488,665		483,677	(j)(k)
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,454,061		1,388,628	(j)(k)

Total Hotels, Restaurants & Leisure					4,082,511

Media - 0.2%
CCO Safari III LLC, Term Loan I	3.500%	1/24/23	1,180,000		1,170,729	(j)(k)
CSC Holdings Inc., New Term Loan B	2.939%	4/17/20	364,650		361,307	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	708,568		688,493	(j)(k)

Total Media					2,220,529

Multiline Retail - 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,984,861		1,660,832	(j)(k)

Specialty Retail - 0.4%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	1,392,594		1,276,835	(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	974,937		962,344	(j)(k)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,027,152		985,638	(j)(k)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,488,750		1,439,951	(j)(k)

Total Specialty Retail					4,664,768

TOTAL CONSUMER DISCRETIONARY					13,757,789

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Maple Holdings Acquisition Corp., USD Term Loan B	—	1/28/23	880,000	$862,400	(l)

ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	1,392,876	555,845	(j)(k)

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	1,492,500	1,415,077	(j)(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	924,535	901,133	(j)(k)
Radnet Management Inc., Term Loan B	4.250 - 5.750%	10/10/18	907,894	891,627	(j)(k)

TOTAL HEALTH CARE				3,207,837

INDUSTRIALS - 0.3%
Airlines - 0.1%
American Airlines Inc., New Term Loan	3.250%	6/27/20	1,496,193	1,463,651	(j)(k)

Commercial Services & Supplies - 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	959,261	930,004	(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	442,722	420,586	(j)(k)

Total Commercial Services & Supplies				1,350,590

Machinery - 0.1%
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	247,468	203,914	(j)(k)
Intelligrated Inc., First Lien Term Loan	4.500 - 6.000%	7/30/18	967,585	921,624	(j)(k)

Total Machinery				1,125,538

TOTAL INDUSTRIALS				3,939,779

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended 2021 Term Loan	4.434%	3/24/21	750,000	738,750	(j)(k)

Software - 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	219,000	218,795	(j)(k)

TOTAL INFORMATION TECHNOLOGY				957,545

MATERIALS - 0.1%
Containers & Packaging - 0.1%
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	740,434	658,060	(j)(k)

Metals & Mining - 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	633,420	486,467	(j)(k)

TOTAL MATERIALS				1,144,527

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252	428,235	(j)(k)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	1,509,982	1,463,172	(j)(k)

Total Diversified Telecommunication Services				1,891,407

Wireless Telecommunication Services - 0.2%
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	1,250,000	1,239,584	(j)(k)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	770,000	770,107	(j)(k)
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	955,429	936,320	(j)(k)

Total Wireless Telecommunication Services				2,946,011

TOTAL TELECOMMUNICATION SERVICES				4,837,418

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	980,000		$974,794	(j)(k)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	123,477		119,773	(j)(k)

TOTAL UTILITIES					1,094,567

TOTAL SENIOR LOANS (Cost - $32,193,209)					30,357,707

SOVEREIGN BONDS - 3.1%
Brazil - 0.5%
Federative Republic of Brazil, Notes	10.000%	1/1/25	5,000,000	BRL	917,423
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	18,494,000	BRL	4,463,711

Total Brazil					5,381,134

Ecuador - 0.1%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	970,000		759,025	(a)

Ghana - 0.2%
Republic of Ghana, Bonds	10.750%	10/14/30	2,880,000		2,642,630	(a)

Mexico - 2.0%
United Mexican States, Senior Bonds	6.500%	6/9/22	338,026,900	MXN	19,378,637
United Mexican States, Senior Bonds	10.000%	12/5/24	19,150,000	MXN	1,347,801
United Mexican States, Senior Bonds	7.750%	11/13/42	26,991,900	MXN	1,650,625

Total Mexico					22,377,063

Poland - 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	51,482

Russia - 0.3%
Russian Federal Bond, Bonds	8.150%	2/3/27	259,800,000	RUB	3,171,002
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	83,990,000	RUB	978,638

Total Russia					4,149,640

TOTAL SOVEREIGN BONDS (Cost - $45,963,365)					35,360,974

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.9%
U.S. Government Agencies - 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,888,478

U.S. Government Obligations - 9.7%
U.S. Treasury Bonds	3.375%	5/15/44	10,000,000		11,629,300
U.S. Treasury Bonds	3.000%	11/15/45	5,110,000		5,520,599
U.S. Treasury Notes	0.625%	4/30/18	30,000		29,876
U.S. Treasury Notes	1.625%	7/31/19	630,000		642,920
U.S. Treasury Notes	1.750%	9/30/19	520,000		532,635
U.S. Treasury Notes	1.500%	11/30/19	470,000		477,068
U.S. Treasury Notes	1.625%	12/31/19	290,000		295,630
U.S. Treasury Notes	1.375%	10/31/20	40,040,000		40,312,152
U.S. Treasury Notes	1.875%	10/31/22	6,710,000		6,868,839
U.S. Treasury Notes	2.375%	8/15/24	1,970,000		2,079,658
U.S. Treasury Notes	2.250%	11/15/25	490,000		511,820
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	85,870,000		41,492,813

Total U.S. Government Obligations					110,393,310

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $97,129,853)					112,281,788

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.4%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,641,675	$2,033,817
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,187,520	3,914,787
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,525,025	5,138,991
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	7,277,972	7,284,798
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	5,137,177	5,174,031
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	3,086,205	3,183,331

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $25,992,215)				26,729,755

			SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Tropicana Entertainment Inc.			17,138	274,208	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, ADR			16,594	49,000	*(a)

TOTAL COMMON STOCKS (Cost - $321,722)				323,208

PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Consumer Finance - 0.3%
GMAC Capital Trust I (Cost - $3,961,616)	6.402%		158,099	3,835,482	(d)

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.2%
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.25 Index, Call @ $100.00		3/16/16	10,870,000	27,150
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.25 Index, Call @ $101.00		3/16/16	11,800,000	8,545
Eurodollar 1-Year Mid Curve Futures, Call @ $99.75		3/11/16	1,169	7,306
Eurodollar Futures, Put @ $99.00		4/15/16	1,415	8,844
Eurodollar Futures, Put @ $99.13		6/13/16	845	52,813
Eurodollar Futures, Put @ $99.25		6/13/16	845	137,312
Eurodollar Futures, Put @ $99.38		3/14/16	885	88,500
GBP LIBOR Futures, Put @ 98.88 GBP		9/21/16	244	4,245
GBP LIBOR Futures, Put @ 99.00 GBP		9/21/16	244	7,429
U.S. Dollar/British Pound, Put @ $1.42		4/28/16	12,460,000	108,178
U.S. Dollar/Mexican Peso, Put @ 18.75 MXN		3/14/16	11,500,000	429,927
U.S. Treasury 5-Year Notes Futures, Call @ $122.00		3/24/16	875	116,211
U.S. Treasury 5-Year Notes Futures, Put @ $118.25		3/24/16	585	9,141
U.S. Treasury 5-Year Notes Futures, Put @ $120.00		3/24/16	232	27,188
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		3/24/16	467	116,750
U.S. Treasury 10-Year Notes Futures, Call @ $132.50		3/24/16	712	122,375
U.S. Treasury 10-Year Notes Futures, Put @ $127.50		3/24/16	121	5,672
U.S. Treasury 10-Year Notes Futures, Put @ $130.00		3/24/16	701	339,547

U.S. Treasury Long-Term Bonds Futures, Call @ $168.00		3/24/16	1,169	913,281

TOTAL PURCHASED OPTIONS (Cost - $3,574,382)				2,530,414

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,043,116,805)				1,010,715,773

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 8.4%
Repurchase Agreements - 7.5%
Bank of America repurchase agreement dated 2/29/16; Proceeds at maturity - $84,400,680; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/16; Market value - $86,088,000) (Cost - $84,400,000)	0.290%	3/1/16	84,400,000	$84,400,000

			SHARES
Money Market Funds - 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $10,129,982)	0.276%		10,129,982	10,129,982

TOTAL SHORT-TERM INVESTMENTS (Cost - $94,529,982)				94,529,982

TOTAL INVESTMENTS - 97.8% (Cost - $1,137,646,787#)				1,105,245,755
Other Assets in Excess of Liabilities - 2.2%				25,237,471

TOTAL NET ASSETS - 100.0%				$1,130,483,226

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of February 29, 2016.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Illiquid security.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of February 29, 2016. The interest rate for fully unfunded term loans is to be determined.

(m)	Represents an unfunded commitment as of February 29, 2016. The interest rate is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	February 29, 2016

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PLN	— Polish Zloty
PO	— Principal Only
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SECURITIES SOLD SHORT‡
MORTGAGE-BACKED SECURITIES - (0.2)% FNMA - (0.2)%
Federal National Mortgage Association (FNMA) (Proceeds received - $2,194,172)	3.500%	3/14/46	(2,100,000)	$(2,200,183	)(a)

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis.

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE		CONTRACTS/ NOTIONAL AMOUNT†		VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.25 Index, Put	3/16/16	$93.00		11,800,000	(1)	$3,404
Eurodollar 1-Year Mid Curve Futures, Call	3/11/16	99.13		1,169		189,963
Eurodollar Futures, Call	3/14/16	99.50		152		950
Eurodollar Futures, Put	3/14/16	99.25		798		4,987
Eurodollar Futures, Put	6/13/16	99.38		845		285,188
GBP LIBOR Futures, Put	9/21/16	99.13	GBP	244		11,674
U.S. Dollar/Mexican Peso, Put	3/17/16	17.80	MXN	11,500,000		53,164
U.S. Treasury 5-Year Notes Futures, Call	3/24/16	122.50		1,168		73,000
U.S. Treasury 5-Year Notes Futures, Put	3/24/16	119.00		464		14,500
U.S. Treasury 10-Year Notes Futures, Call	4/22/16	134.00		712		144,625
U.S. Treasury 10-Year Notes Futures, Call	4/22/16	133.50		467		116,750
U.S. Treasury 10-Year Notes Futures, Put	5/20/16	128.50		701		372,406
U.S. Treasury Long-Term Bonds Futures, Call	4/22/16	171.00		1,169		1,041,141

TOTAL WRITTEN OPTIONS (Premiums received - $3,018,528)						$2,311,752

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$124,690,473	$0	*	$124,690,473
Industrials	—	17,666,780	29,361		17,696,141
Other Corporate Bonds & Notes	—	282,978,598	—		282,978,598
Asset-Backed Securities	—	74,165,401	17,962,703		92,128,104
Collateralized Mortgage Obligations	—	211,833,716	2,302,813		214,136,529
Mortgage-Backed Securities	—	22,225,836	—		22,225,836
Municipal Bonds	—	1,416,773	—		1,416,773
Non-U.S. Treasury Inflation Protected Securities	—	44,023,991	—		44,023,991
Senior Loans:
Utilities	—	974,794	119,773		1,094,567
Other Senior Loans	—	29,263,140	—		29,263,140
Sovereign Bonds	—	35,360,974	—		35,360,974
U.S. Government & Agency Obligations	—	112,281,788	—		112,281,788
U.S. Treasury Inflation Protected Securities	—	26,729,755	—		26,729,755
Common Stocks:
Consumer Discretionary	$274,208	—	—		274,208
Telecommunication Services	—	49,000	—		49,000
Preferred Stocks	3,835,482	—	—		3,835,482
Purchased Options	1,944,940	585,474	—		2,530,414

Total Long-Term Investments	$6,054,630	$984,246,493	$20,414,650		$1,010,715,773

Short-Term Investments†:
Repurchase Agreements	—	84,400,000	—		84,400,000
Money Market Funds	10,129,982	—	—		10,129,982

Total Short-Term Investments	$10,129,982	$84,400,000	—		$94,529,982

Total investments	$16,184,612	$1,068,646,493	$20,414,650		$1,105,245,755

Other Financial Instruments:
Futures Contracts	$446,815	—	—		$446,815
Forward Foreign Currency Contracts	—	$2,825,922	—		2,825,922
OTC Credit Default Swaps on Credit Indices - Buy Protection‡	—	3,339,593	—		3,339,593
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection	—	226,866	—		226,866
Centrally Cleared Interest Rate Swaps	—	1,389	—		1,389
OTC Currency Swaps‡	—	547,646	—		547,646

Total Other Financial Instruments	$446,815	$6,941,416	—		$7,388,231

Total	$16,631,427	$1,075,587,909	$20,414,650		$1,112,633,986

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Securities Sold Short	—	$2,200,183	—	$2,200,183
Written Options	$2,243,510	68,242	—	2,311,752
Futures Contracts	6,962,536	—	—	6,962,536
Forward Foreign Currency Contracts	—	3,079,105	—	3,079,105
Centrally Cleared Interest Rate Swaps	—	26,374,907	—	26,374,907
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	1,399,014	—	1,399,014
OTC Credit Default Swaps on Sovereign Issues - Sell Protection‡	—	382,412	—	382,412

Total	$9,206,046	$33,503,863	$—	$42,709,909

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER STAPLES	FINANCIALS		INDUSTRIALS	ASSET-BACKED SECURITIES
Balance as of May 31, 2015	$24,005	$0	*	$3,471,003	$5,668,813
Accrued premiums/discounts	38	(2,635)		(25,597)	23,934
Realized gain (loss)	—	—		9,015	(250,296)
Change in unrealized appreciation (depreciation)[1]	(590)	2,635		(90,162)	(126,362)
Purchases	—	—		—	13,537,636
Sales	(1,063)	—		(327,194)	(891,022)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[2]	(22,390)	—		(3,007,704)	—

Balance as of February 29, 2016	—	$0	*	$29,361	$17,962,703

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[1]	—	$2,635		$(762)	$(362,801)

		SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	COLLATERALIZED MORTGAGE OBLIGATIONS	UTILITIES	TOTAL
Balance as of May 31, 2015	$22,399,352	$132,979	$31,696,152
Accrued premiums/discounts	25,583	(598)	20,725
Realized gain (loss)	67,574	(125)	(173,832)
Change in unrealized appreciation (depreciation)[1]	(321,507)	(3,643)	(539,629)
Purchases	880	—	13,538,516
Sales	(4,836,674)	(8,840)	(6,064,793)
Transfers into Level 3	—	—	—
Transfers out of Level 3[2]	(15,032,395)	—	(18,062,489)

Balance as of February 29, 2016	$2,302,813	$119,773	$20,414,650

Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2016[1]	$(60,946)	$(3,643)	$(425,517)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At February 29, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,892,373
Gross unrealized depreciation	(65,293,405)

Net unrealized depreciation	$(32,401,032)

At February 29, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	182	3/17	$44,908,500	$45,104,150	$195,650
U.S. Treasury 2-Year Notes	11	6/16	2,405,598	2,404,015	(1,583)
U.S. Treasury 5-Year Notes	2,532	6/16	306,775,104	306,332,437	(442,667)

					(248,600)

Contracts to Sell:
90-Day Eurodollar	1,125	3/16	279,492,188	279,386,719	105,469
90-Day Eurodollar	1,111	6/16	275,694,650	275,722,425	(27,775)
90-Day Eurodollar	2,448	12/16	605,750,875	606,889,800	(1,138,925)
Euro-Bund	472	3/16	82,325,628	85,533,069	(3,207,441)
Japanese 10-Year Bonds	69	3/16	91,019,644	93,113,742	(2,094,098)
U.S. Treasury 10-Year Notes	911	6/16	118,924,721	118,899,734	24,987
U.S. Treasury Long-Term Bonds	181	6/16	29,900,865	29,780,156	120,709
U.S. Treasury Ultra Long-Term Bonds	220	6/16	38,044,328	38,094,375	(50,047)

					(6,267,121)

Net unrealized depreciation on open futures contracts					$(6,515,721)

At February 29, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,300,194,532	USD	19,186,815	Bank of America N.A.	4/12/16	$(338,831)
USD	5,562,213	EUR	5,100,000	Bank of America N.A.	4/12/16	7,372
USD	198,549	EUR	180,000	Bank of America N.A.	4/12/16	2,496
USD	3,872,521	JPY	454,510,000	Bank of America N.A.	4/12/16	(163,838)
USD	525,660	JPY	58,700,000	Bank of America N.A.	4/12/16	4,364
USD	5,153,913	MXN	97,393,500	Bank of America N.A.	4/12/16	(199,773)
USD	19,312,854	SGD	27,600,000	Bank of America N.A.	4/12/16	(300,327)
JPY	945,160,000	USD	8,050,821	Barclays Bank PLC	4/12/16	342,844
SGD	5,000,000	USD	3,472,632	Barclays Bank PLC	4/12/16	80,480
USD	6,846,896	BRL	28,581,000	Barclays Bank PLC	4/12/16	(194,344)
USD	4,895,709	CNY	32,860,000	Barclays Bank PLC	4/12/16	(113,853)
USD	4,471,412	CNY	30,030,000	Barclays Bank PLC	4/12/16	(106,712)
USD	4,715,265	CNY	31,630,000	Barclays Bank PLC	4/12/16	(106,781)
USD	2,450,834	CNY	16,450,000	Barclays Bank PLC	4/12/16	(56,996)
USD	2,441,895	CNY	16,390,000	Barclays Bank PLC	4/12/16	(56,788)
USD	14,806,373	EUR	13,590,000	Barclays Bank PLC	4/12/16	4,355
USD	4,739,981	JPY	553,800,000	Barclays Bank PLC	4/12/16	(178,140)
CAD	9,930,000	USD	6,910,566	Citibank, N.A.	4/12/16	428,958
CAD	2,020,000	USD	1,396,503	Citibank, N.A.	4/12/16	96,532
CAD	8,200,000	USD	5,842,412	Citibank, N.A.	4/12/16	218,424
COP	19,377,563,801	USD	5,691,683	Citibank, N.A.	4/12/16	163,494
JPY	387,840,000	USD	3,301,806	Citibank, N.A.	4/12/16	142,478
NOK	62,360,000	USD	7,069,413	Citibank, N.A.	4/12/16	94,454
USD	1,181,488	COP	3,898,910,000	Citibank, N.A.	4/12/16	3,382
USD	12,194,416	EUR	11,210,267	Citibank, N.A.	4/12/16	(15,634)
USD	7,742,625	JPY	910,401,094	Citibank, N.A.	4/12/16	(342,358)
USD	286,615	JPY	33,000,000	Citibank, N.A.	4/12/16	(6,447)
USD	11,060,722	JPY	1,269,538,603	Citibank, N.A.	4/12/16	(213,647)
USD	656,855	MXN	11,800,211	Citibank, N.A.	4/12/16	8,202
CAD	16,683,930	USD	11,934,825	Citibank, N.A.	5/13/16	397,428
MXN	72,939,122	USD	3,843,189	Citibank, N.A.	5/13/16	156,359
SGD	5,940,000	USD	4,245,829	Citibank, N.A.	5/13/16	(28,916)
USD	17,667,455	EUR	15,635,331	Citibank, N.A.	5/13/16	620,594
USD	394,576	EUR	350,000	Citibank, N.A.	5/13/16	12,979
USD	392,730	EUR	350,000	Citibank, N.A.	5/13/16	11,132
USD	39,357,596	JPY	4,501,721,871	Citibank, N.A.	5/13/16	(655,147)
USD	1,486,308	JPY	165,039,620	Citibank, N.A.	5/13/16	19,383
USD	94,151	JPY	10,500,000	Citibank, N.A.	5/13/16	824
USD	226,079	JPY	25,500,000	Citibank, N.A.	5/13/16	(573)
USD	334,003	EUR	297,736	UBS AG	5/13/16	9,388

Total						$(253,183)

Abbreviations used in this table:
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
SGD	— Singapore Dollar
USD	— United States Dollar

Notes to Schedule of Investments (unaudited) (continued)

At February 29, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$23,090,000	12/20/20	5.000% quarterly	$(210,119)	$650,729	$(860,848)
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	43,400,000	12/20/20	1.000% quarterly	(148,320)	389,846	(538,166)

Total	$66,490,000			$(358,439)	$1,040,575	$(1,399,014)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.23 Index)	$7,294,400	12/20/19	5.000% quarterly	$(254,666)	$(481,532)	$226,866

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	$2,073,260,000	6/15/16	0.420%**	FEDL01**	—	$1,389
Chicago Mercantile Exchange	34,472,000	10/31/22	1.900% semi-annually	3-Month LIBOR	$63,876	(1,320,726)
Chicago Mercantile Exchange	156,488,000	11/30/22	1.900% semi-annually	3-Month LIBOR	409,239	(6,060,906)
Chicago Mercantile Exchange	79,450,000	11/15/43	2.224%**	3-Month LIBOR	(2,414,531)	(18,993,275)

Total	$2,343,670,000				$(1,941,416)	$(26,373,518)

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT FEBRUARY 29, 2016[5]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	$431,000	12/20/20	4.44%	1.000% quarterly	$(63,222)	$(68,289)	$5,067
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	1,079,000	12/20/20	4.44%	1.000% quarterly	(158,275)	(171,848)	13,573
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	1,097,000	12/20/20	4.44%	1.000% quarterly	(160,915)	(172,766)	11,851

Total	$2,607,000				$(382,412)	$(412,903)	$30,491

Notes to Schedule of Investments (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICIES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Citigroup Capital Markets (Markit CMBX.NA.AAA.8 Index)	$500,000	10/17/57	0.500% monthly	$31,708	$33,998	$(2,290)
Credit Suisse (Markit CMBX.NA.AAA.8 Index)	4,600,000	10/17/57	0.500% monthly	291,717	316,263	(24,546)
Credit Suisse (Markit CMBX.NA.AAA.8 Index)	4,600,000	10/17/57	0.500% monthly	291,717	316,263	(24,546)
Credit Suisse (Markit CMBX.NA.AAA.8 Index)	7,000,000	10/17/57	0.500% monthly	443,916	481,269	(37,353)
Credit Suisse (Markit CMBX.NA.AAA.8 Index)	2,300,000	10/17/57	0.500% monthly	145,858	151,278	(5,420)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	4,500,000	5/11/63	0.500% monthly	146,021	208,041	(62,020)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	4,500,000	5/11/63	0.500% monthly	146,021	205,405	(59,384)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	4,500,000	5/11/63	0.500% monthly	146,021	202,768	(56,747)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	11,300,000	5/11/63	0.500% monthly	366,675	522,414	(155,739)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	11,300,000	5/11/63	0.500% monthly	366,675	522,414	(155,739)
Credit Suisse (Markit CMBX.NA.AAA.6 Index)	9,000,000	5/11/63	0.500% monthly	292,042	410,810	(118,768)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.6 Index)	11,500,000	5/11/63	0.500% monthly	373,164	402,150	(28,986)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.8 Index)	1,200,000	10/17/57	0.500% monthly	76,100	80,286	(4,186)
Morgan Stanley & Co. Inc. (Markit CMBX.NA.AAA.8 Index)	2,300,000	10/17/57	0.500% monthly	145,858	151,278	(5,420)
UBS AG (Markit CMBX.NA.AAA.8 Index)	1,200,000	10/17/57	0.500% monthly	76,100	78,928	(2,828)

Total	$80,300,000			$3,339,593	$4,083,565	$(743,972)

OTC CURRENCY SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT RECEIVED*	NOTIONAL AMOUNT DELIVERED*		TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$548,976

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(5)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	April 22, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 22, 2016